AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JUNE 15, 2015

File No. 333-178600
File No. 811-22648

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
PRE-EFFECTIVE AMENDMENT NO. [ ]
POST-EFFECTIVE AMENDMENT NO. 6 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
AMENDMENT NO. 9 [X]

ASPIRIANT TRUST
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard
Suite 600
Los Angeles, California 90025
(Address of Principal Executive Offices, Zip Code)

(310) 806-4000
(Registrant’s Telephone Number, including Area Code )

Robert J. Francais
Aspirant Trust
11100 Santa Monica Boulevard
Suite 600
Los Angeles, California 90025
(Name and Address of Agent for Service)

Copy to:
W. John McGuire
Morgan, Lewis & Bockius LLP
2020 K Street NW
Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

[X]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
June 15, 2015

Aspiriant Income Opportunities Fund
Ticker AIOFX
A series of Aspiriant Trust

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	1
Investment Objective and Strategies	7
Principal Risks	9
Management of the Fund	14
Valuing Shares	15
Purchasing Shares	15
Redeeming Shares	18
Distribution of Fund Shares	20
Dividends and Distributions	20
Tax Information	20

FUND SUMMARY

Investment Objective
The Aspiriant Income Opportunities Fund (the “Fund”) seeks total return on investment through income exempt from regular federal income taxes and through capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.42%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.22%
Acquired Fund Fees and Expenses(2)	0.04%
Total Annual Operating Expenses	0.68%

(1)	Based on estimated expenses for the current fiscal year.
(2)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$68	$218

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
To achieve its investment objective, the Fund primarily invests in municipal securities that pay interest that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), which may include a focus on the California municipal securities market. The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax. The Fund may invest in bonds of any maturity and duration.

1

The Fund may invest significantly in high yield municipal securities, which are securities rated below investment grade (BB/Ba or lower at the time of purchase) or, if unrated, judged to be of comparable quality by the Fund’s sub-adviser. High yield securities are commonly referred to as junk bonds.  The Fund also invests in investment grade securities, preferred securities, high yield U.S. and non-U.S. corporate and sovereign debt (including emerging market debt), taxable municipals, and pooled investment vehicles (such as open-end and closed-end funds, exchange-traded funds, and private funds) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest in structured notes and other derivatives such as futures contracts, options on futures contracts, swap agreements (including interest rate swaps, total return swaps and credit default swaps), and options on swap agreements.

The Fund may invest in all types of municipal securities, including general obligation bonds, revenue bonds, and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.  The Fund may also invest in municipal forwards, which are contracts to purchase municipal securities for a specified price at a future date later than the normal settlement date.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Holders of inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. The Fund will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

The sub-adviser uses a research-intensive investment process to identify higher-yielding and undervalued municipal bonds that offer above-average total return. The sub-adviser’s allocation within the municipal markets  and among non-municipal markets is based on its macroeconomic outlook, relative valuation estimates among the various markets, and tax-adjusted total return estimates among alternative investment opportunities. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks
Because the value of your investment in the Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective.  Below is a summary of the principal risks of investing in the Fund.

Call Risk: If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Credit Risk: Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Fund may significantly invest in high yield securities, the Fund’s credit risks are greater than those of funds that buy only investment grade securities.

2

Derivatives Risk: The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when, and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default). The loss on derivative transactions may substantially exceed the initial investment. In addition, writing and purchasing call and put options are highly specialized activities and the successful use of options depends in part on the future price fluctuations and the degree of correlation between the options and the securities markets. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies and, for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. The Fund may reduce its holdings of put options resulting in an increased exposure to a market decline.

High Yield Securities Risk: High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have  greater credit risk, are less liquid, and have more volatile prices than investment grade securities. Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, the Fund may lose its entire investment.

Illiquid Investments: The Fund invests primarily in publicly traded securities and does not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid except that certain derivative instruments may be illiquid and the Fund’s investment in certain private investments would be treated as illiquid. In addition, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Income Risk: The Fund’s income could decline during periods of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Inverse Floaters Risk: The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Leverage Risk: Investments in futures, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as purchasing derivative instruments in an effort to increase its returns, it has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

3

Municipal Lease Obligations Risk: Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Non-U.S. Issuer Risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social, and economic developments abroad and different legal, regulatory, and tax environments. These risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries. In addition, changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Political and Economic Risks: The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund may invest significantly in municipal bonds from California and may invest in municipal bonds from U.S. territories, such as Puerto Rico, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in those locations. California’s credit rating is among the worst of any state in the country and certain municipal bond issuers in Puerto Rico have recently experienced financial difficulties and rating agency downgrades.

Preferred Securities Risk: Preferred securities are subject to certain of the same risks as debt securities such as credit risk and interest rate risk, as well as special redemption rights, payment deferral, subordination, less liquidity, and limited voting rights.

Tax Risk: Interest from municipal bonds held by the Fund could become subject to regular federal income tax because of, among other things, unfavorable changes in tax laws, adverse interpretations by regulatory authorities, or noncompliant conduct by bond issuers.

Zero Coupon Bonds Risk: Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

Performance Information
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. Updated performance information is available at www.aspiriantfunds.com or by calling the Fund at 1-877-997-9971. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Simultaneous with the commencement of the Fund’s investment operations, the Advanced Capital Intelligence Global Income Opportunities Fund, L.P. (the “Private Fund”), a privately offered investment fund managed by the Adviser with investment policies, objectives, guidelines, and restrictions that were in all material respects equivalent to those of the Fund, converted into the Fund. The performance information shown below is that of the Private Fund beginning on August 1, 2008, the Private Fund’s inception date. The performance information reflects the maximum fees and expenses that could have been charged to the Private Fund. The Private Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

4

Calendar Year Total Returns as of December 31

2009	2010	2011	2012	2013	2014
18.81%	2.57%	11.99%	13.47%	(3.61%)	13.01%

Best Quarter:	9.57% in 3rd Quarter of 2009
Worst Quarter:	(5.87)% in 4th Quarter of 2008

Average Annual Total Returns (for the periods ended December 31, 2014)

	1 Year	5 Years	Since Inception(1)
Aspiriant Income Opportunities Fund(2)
Total Return Before Taxes	13.01%	7.26%	6.35%
Return After Taxes on Distributions(3)	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares(3)	N/A	N/A	N/A
Barclay Capital Municipal Bond Index (reflects no deduction of fees, expenses or taxes)	9.05%	5.16%	5.51%
Barclay Capital 1-15 Year Municipal Bond Index (reflects no deduction of fees, expenses or taxes)	6.36%	4.31%	4.84%

(1)	Since inception of the Private Fund on August 1, 2008.
(2)	The figures reflect only the performance of the Private Fund since the Fund had not yet commenced operation during the periods shown.
(3)	After-tax returns are not shown where noted because the Private Fund, unlike a regulated investment company, was not required to make annual distributions to its investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser
Aspiriant LLC serves as the Fund’s investment adviser (the “Adviser”).

Sub-Adviser
Nuveen Asset Management, LLC serves as the Fund’s sub-adviser (the “Sub-Adviser”).

Portfolio Managers
John V. Miller, CFA, Managing Director and Co-Head of Fixed Income at the Sub-Adviser, has co-managed the Fund since its inception  in 2015.

5

Paul L. Brennan, CFA, Senior Vice President and Portfolio Manager at the Sub-Adviser, has co-managed the Fund since its inception in 2015.

Douglas M. Baker, CFA, Senior Vice President and Portfolio Manager at the Sub-Adviser, has co-managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day. Shares of the Fund are only available to the Adviser’s clients through its master account and to the Adviser’s employees. There is no minimum initial or subsequent investment amount.

Tax Information
The Fund intends to make distributions that are exempt from regular federal income tax.  All or a portion of the Fund’s distributions, however, may be subject to such tax, the federal alternative minimum tax, and/or state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The investment objective of the Fund is to seek long-term, tax-adjusted total return on investment greater than, and with a similar return volatility to, the Barclays Capital Municipal Bond Index (the “Index”). As the Fund is targeting a tax-adjusted total return, including the realization of capital gains taxes, over an extended period, the Fund’s current tax-adjusted yield may be below or above that of the Index at specific times. The Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

To achieve its investment objective, the Fund primarily invests in municipal securities that pay interest that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), which may include a focus on the California municipal securities market. The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax.

The Fund may invest significantly in high yield municipal securities, which are securities rated below investment grade (BB/Ba or lower at the time of purchase) or, if unrated, judged to be of comparable quality by the Sub-Adviser.  Below investment grade securities are commonly referred to as junk bonds.

The Fund also may invest in investment grade securities, preferred securities, high yield U.S. and non-U.S. corporate and sovereign debt, taxable municipals, and pooled investment vehicles that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest in structured notes and other derivatives such as futures contracts, options on futures contracts, swap agreements (including interest rate swaps, total return swaps and credit default swaps), and options on swap agreements. A structured note is a debt obligation that contains an embedded derivative component with characteristics that adjust the security’s risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund may use these derivatives in an attempt to manage market risk, credit risk, and yield curve risk and to manage the effective maturity or duration of securities in the Fund’s portfolio.

Municipal Securities. The Fund may invest in all types of municipal securities, including general obligation bonds, revenue bonds, and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The municipal securities in which the Fund invests may have variable, floating, or fixed interest rates.

States, local governments, municipalities, and other issuing authorities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations, and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Certain municipal bonds represent lease obligations, which carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will, in making purchase decisions, take into consideration the issuer’s incentive to continue making  appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, the Sub-Adviser takes into account the size of yield spreads. Yield spread is the additional return the Fund may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the Fund may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, the Sub-Adviser evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the Fund adequately for the additional interest rate risk the Fund must assume, the Fund may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the Fund may buy more bonds from issuers in that industry.

7

The Sub-Adviser uses a research-intensive investment process to identify higher-yielding and undervalued municipal securities that offer above-average total return. The Sub-Adviser’s allocation within the municipal markets  and among non-municipal markets is based on its macroeconomic outlook, relative valuation estimates among the various markets, and tax-adjusted total return estimates among alternative investment opportunities. The Sub-Adviser may choose to sell municipal securities with deteriorating credit or limited upside potential compared to other available securities.

The Fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. Municipal forwards pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk, but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if the Fund knows that a bond will, or is likely to, be called or mature on a specific future date, the Fund may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Inverse Floaters. The Fund may invest up to 15% of its net assets in inverse floaters issued in tender option bond (“TOB”) transactions. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues floating rate securities (“floaters”) to outside parties and inverse floaters to long-term investors like the Fund. The floaters pay interest at a rate that is reset periodically (generally weekly) to reflect current short-term tax-exempt interest rates. Holders of the floaters have the right to tender such securities back to the TOB trust for par plus accrued interest (the “put option”), typically on seven days’ notice. Holders of the floaters are paid from the proceeds of a successful remarketing of the floaters or by a liquidity provider in the event of a failed remarketing. The inverse floaters pay interest at a rate equal to (a) the interest accrued on the underlying bonds, minus (b) the sum of the interest payable on the floaters and fees payable in connection with the TOB. Thus, the interest payments on the inverse floaters will vary inversely with the short-term rates paid on the floaters. Holders of the inverse floaters typically have the right to simultaneously (a) cause the holders of the floaters to tender those floaters to the TOB trust at par plus accrued interest and (b) purchase the municipal bonds from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The effective leverage created by any TOB transaction depends on the value of the securities deposited in the TOB trust relative to the value of the floaters it issues. The higher the percentage of the TOB trust’s total value represented by the floaters, the greater the effective leverage. For example, if municipal bonds worth $100 are deposited in a TOB trust and the TOB trust issues floaters worth $75 and inverse floaters worth $25, the TOB trust will have a leverage ratio of 3:1 and the inverse floaters will exhibit price movements at a rate that is four times that of the underlying bonds deposited into the trust. If that same TOB trust were to issue only $50 of floaters, the leverage ratio would be 1:1 and the inverse floaters would exhibit price movements at a rate that is only two times that of the underlying bonds.

The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. For purposes of this calculation, the Fund’s total investment exposure includes not only the inverse floaters owned by the Fund but also the assets attributable to the floaters issued by the related TOB trust. As an illustration, assume that a hypothetical fund with $80 of assets invests in the inverse floaters issued by a TOB trust with $30 of underlying municipal bonds and a 2:1 leverage ratio (i.e., the trust has issued $20 of floaters and $10 of inverse floaters). The fund’s effective leverage amount (the $20 of floaters outstanding) would be equal to 20% of its total $100 investment exposure ($80 of original assets plus the $20 in floaters to which the fund is now exposed).

8

Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. Such investments may include investment companies managed by the Sub-Adviser or its affiliates. In addition, the Fund may invest a portion of its assets in other types of pooled investment vehicles that invest primarily in securities of the types in which the Fund may invest directly. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and other fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. With respect to assets of the Fund invested in investment companies managed by the Sub-Adviser or its affiliates, however, the Fund will not be charged the amount of the Sub-Adviser’s fee on those assets. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser or Sub-Adviser.

Short-Term Investments. Under normal market conditions, the Fund may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds, or tax-exempt money market funds. The Fund may invest in short term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields.

During periods of adverse market or economic conditions, the Fund may temporarily invest a substantial portion of its assets in cash equivalents and short-term investments or it may hold cash. At such times, the Fund would not be pursuing and, therefore, may not achieve its stated investment objective with its usual investment strategies

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

PRINCIPAL RISKS

Call Risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: Credit risk is the risk that an issuer of a debt security held by the Fund may be unable or unwilling to make interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of the Fund, and can also affect the bond’s liquidity and make it more difficult for the Fund to sell. When the Fund purchases unrated securities, it will depend on the Sub-Adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

9

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the asset, index, or rate underlying the derivative contract.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

In addition, when the Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means the Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Swap agreements may involve fees, commissions, or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for the Fund to close out a position when desired.

High Yield Securities Risk: High yield securities are rated below-investment grade and usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted bond, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted bonds and any securities received in exchange for defaulted bonds may be subject to restrictions on resale.

Illiquid Investments: Illiquid securities involve the risk that the securities will not be able to be sold at a desirable time or at prices approximating the value at which the Fund is carrying the securities. If, as a result of changes in the values of securities held by the Fund, the value of holdings of illiquid securities exceeds 15% of the value of the Fund’s net assets, the Adviser or Sub-Adviser will take appropriate actions to reduce the Fund’s holdings of illiquid securities to 15% of the value of the Fund’s net assets as soon as reasonably practicable and in a manner consistent with prudent management and the interests of the Fund.

10

Income Risk: The Fund’s income could decline in a falling interest rate environment because the Fund generally will have to invest the proceeds from sales of its shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called), in lower-yielding securities.

Interest Rate Risk: Debt securities held by the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which  in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund’s investment in inverse floaters and forward commitments because of the leveraged nature of these investments.

Inverse Floaters Risk: The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that the Fund may lose more than its original principal investment.

Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

The Fund may invest in recourse inverse floaters. With such an investment, the Fund will be required to reimburse the liquidity provider of a TOB trust for any shortfall between the outstanding amount of any floaters and the value of the municipal bonds in the TOB trust in the event the floaters cannot be successfully remarketed, which could cause the Fund to lose money in excess of its investment.

A TOB trust may be terminated without the Fund’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the Fund will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the Fund may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, the Fund could lose money in excess of its investment.

11

Leverage Risk: Investments in futures contracts, forward contracts, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s net asset value to be volatile. For example, if the Adviser or Sub-Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests, or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

Municipal Lease Obligations Risk: The Fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of nonappropriation and the Fund might not recover the full principal amount of the obligation.

Non-U.S. Issuer Risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the U.S. due to political, social, and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest, and limitations on the use or transfer of portfolio assets. These risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of the Fund that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund to the extent it invests in such non-U.S. securities.

Political and Economic Risks: The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds, or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business, or political events.

To the extent that the Fund invests a significant portion of its assets in the securities of issuers located in California or a U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory. In addition, economic, political, or regulatory changes in that state or territory could adversely affect municipal bond issuers in that state or territory and therefore the value of the Fund’s investment portfolio.

12

The Fund may invest in bonds of municipal issuers located in Puerto Rico. Certain municipal issuers in Puerto Rico have recently experienced financial difficulties and rating agency downgrades. On February 4, 2014, Standard & Poor’s downgraded the general obligation rating of Puerto Rico to BB+ with a negative outlook. Moody’s followed with a February 7, 2014 downgrade to Ba2 with a negative outlook and Fitch downgraded its rating on February 11, 2014 to BB with a negative outlook. As a result, general obligation bonds issued by Puerto Rico are currently considered below investment grade securities. These rating agencies have also downgraded other Puerto Rican municipal issuers, including bonds guaranteed by the commonwealth, with the possibility of additional downgrades if negative trends continue. Downgrades could place additional strain on Puerto Rico, which is already facing existing economic stagnation and fiscal imbalances, including budget deficits and pension funding shortages. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and, consequently, may affect the Fund’s investments and its performance.

Preferred Securities Risk: The following risks are associated with investments in preferred securities:

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As is applicable to call provisions, redemption by an issuer may negatively impact the return of the security held by the Fund.

Payment Deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“noncumulative” preferred securities) or defer (“cumulative” preferred securities) dividend distributions. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income distributions.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income distribution and liquidation payments and, therefore, will be subject to greater credit risk than those debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stock.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be able to elect a specified number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer will have voting rights regarding directors.

Tax Risk: Interest from municipal bonds held by the Fund could become subject to regular federal income tax because of, among other things, unfavorable changes in tax laws, adverse interpretations by regulatory authorities, or noncomplianct conduct by bond issuers. Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Zero Coupon Bonds Risk: As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an  inopportune time in order to distribute cash, as required by tax laws.

13

MANAGEMENT OF THE FUND

Investment Adviser

Aspiriant LLC, located at 11100 Santa Monica Blvd., Suite 600, Los Angeles, CA 90025, serves as the investment adviser to the Fund. The Adviser is owned by its key employees and has 40 equity partners. The Adviser provides state-of-the-art, global investment solutions across every asset class, as well as unparalleled depth and sophistication in addressing the most complex aspects of wealth management. As of December 31, 2014, the Adviser had approximately $8.4 billion in assets under management.

The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis. The Adviser oversees the Sub-Adviser to the Fund to ensure its compliance with the investment strategies and policies of the Fund. The Board of Trustees of the Trust (the “Board”) oversees the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. The Fund’s semi-annual shareholder report dated August 31, 2015 will provide information regarding the basis for the Board’s approval of the Fund’s investment advisory and sub-advisory agreements. For the advisory services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets. The Adviser is responsible for paying the Sub-Adviser for its services to the Fund.

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to keep total annual operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses) from exceeding 1.00%. The expense limitation agreement may be terminated by the Board at any time and will terminate if the Adviser no longer serves as investment adviser to the Fund. For a period not to exceed two years from the end of the fiscal year in which the expenses were incurred, the Fund will reimburse the Adviser for amounts previously paid or absorbed by the Adviser in excess of the expense limitation if at any time total annual operating expenses are less than the expense limitation.

The Adviser may recommend to the Board that a sub-adviser be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised. Under the terms of an exemptive order the Trust and the Adviser received from the SEC, the Adviser may, subject to Board approval but without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser, either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing.

Sub-Adviser

Nuveen Asset Management, LLC serves as the Fund’s sub-adviser. Located at 333 West Wacker Drive, Chicago, IL 60606, the Sub-Adviser was organized in 1989 and provides investment management services to a broad range of institutional and individual clients. As of December 31, 2014, the Sub-Adviser had approximately $134.6 billion in assets under management.

Portfolio Managers

John V. Miller, CFA, is Managing Director and Co-Head of Fixed Income at the Sub-Adviser. Before being named co-head of fixed income in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007. He was named a managing director and head of portfolio management in 2006. Mr. Miller became a portfolio manager in 2000 after starting at the firm as a municipal credit analyst in 1996. He began working in the financial industry at a private account management firm in 1993.

Paul L. Brennan, CFA, is Senior Vice President and Portfolio Manager at the Sub-Adviser. He began his career in the financial industry in 1991 as a municipal credit analyst for Flagship Financial Inc. (“Flagship”) before becoming a portfolio manager at Flagship in 1994. Mr. Brennan joined the Sub-Adviser in 1997 when the Sub-Adviser acquired Flagship.

14

Douglas M. Baker, CFA, is Senior Vice President and Portfolio Manager at the Sub-Adviser. He joined the Sub-Adviser in 2006 as Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management. He also manages the derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across multiple institutional advisory accounts.

Information about portfolio manager compensation, other accounts managed, and ownership of securities can be found in the SAI.

VALUING SHARES

The net asset value (“NAV”) of the Fund’s shares is determined once daily as of the close of regular trading of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time), on each day the NYSE is open for business. The Fund calculates its NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Assets of the Fund invested in a registered open-end management investment company are valued based on the net asset value of the investment company, which is calculated as described in its prospectus. Securities of the Fund traded on foreign stock exchanges are generally valued based upon the closing prices for those securities on the principal exchanges where the securities are traded, subject to possible adjustment as described below. The value of non-dollar-denominated portfolio securities held by the Fund are determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values, based on exchange rates supplied by a quotation service. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If market quotations for a security are not readily available or if the Adviser believes that market quotations do not accurately reflect fair value of a security, that security will be valued at its fair value as determined in good faith by the Adviser or through the use of a pricing service under procedures established and periodically reviewed by and under the ultimate supervision of the Board. A fair value determination may be required if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may be affected by the method used for determining value. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in making fair value determinations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it is purchased or sold.

PURCHASING SHARES

General

Shares of the Fund are available to investment management clients of the Adviser through its master account and to the Adviser’s employees (including their spouse, domestic partner, parents, siblings, children, stepchildren, grandparents, grandchildren, parents-in-law, and siblings-in-law). You may purchase the Fund’s shares at the NAV per share next computed after receipt of your purchase order in proper form by the Fund’s transfer agent or a financial intermediary. An order is in proper form if it is complete and contains all required information.

There is no minimum initial or subsequent investment amount. The Fund may modify or add a requirement at any time. The Fund reserves the right to reject any purchase order and may suspend the sale of shares at any time.

15

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money-Laundering Program, you are required to provide certain information to the Fund when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please call 1-877-997-9971 if you need additional assistance when completing your account application. If we cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase additional shares for your account until the necessary information is received. The Fund reserves the right to close any account after shares are purchased if clarifying information or documentation is requested but is not received.

ACH Purchases

You may purchase additional shares of the Fund through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. Shares purchased using an ACH transfer will be issued at the NAV per share next computed after your order is received. For more information on this service, and required forms, please call 1-877-997-9971. When you pay for shares using an ACH transfer, the proceeds of a redemption of those shares may be delayed until the ACH transfer has been converted to federal funds, a process that may take up to eight days.

Purchase by Mail

You may also purchase shares by sending a check made payable to the Fund together with a completed account application in the case of an initial investment, to:

Regular Mail
P.O. Box 2175
Milwaukee, WI 53201-2175

Express/Overnight Mail
Aspiriant Income Opportunities Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Subsequent investments made by check should be accompanied with the investment form (which will be enclosed with the confirmations and statements sent by the Fund). You may request a copy of your statement by calling 1-877-997-9971.

The Fund does not accept payment in cash or money orders. The Fund also does not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more before their receipt by the transfer agent will be rejected. Checks for the purchase of shares must be made payable to the Fund and be drawn on a bank located within the U.S. and payable in U.S. dollars. Always write your Fund account number on the check.

Requests for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) will be returned to shareholder for future resubmission. This delay can be avoided if shares are purchased by wire and does not apply if there are sufficient other shares in your account to satisfy the requested redemption. The transfer agent will charge you a $25 fee for any returned check.

16

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Please call the transfer agent at 1-877-997-9971 for instructions.

For Initial Investment by Wire

If you are making your first investment in the Fund, before you wire funds, the transfer agent must have received your completed account application. You can mail or overnight-deliver your account application to the transfer agent. Upon receipt of your account application, the transfer agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

For Subsequent Investments by Wire

Before sending your wire, please call the transfer agent at 1-888-863-8803 to ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received before the close of the NYSE, normally 4:00 p.m. Eastern time, to be eligible for same-day pricing. The Fund and its agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of the Fund through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by the Fund to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by the Fund when the authorized securities dealer (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace, and shares will be issued at the NAV per share next determined after receipt of your order.

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Fund. For example, the organization may impose higher minimum investment requirements than are imposed by the Fund or may charge you a transaction fee or other fees, which may not be imposed by the Fund, in connection with purchases and redemptions of Fund shares.

Canceled or Failed Payments

The Fund accepts checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by the Fund or the transfer agent and the Fund may redeem shares you own in the account to effect reimbursement. The Fund and its agents have the right to reject or cancel any purchase order because of nonpayment. In addition to any loss, you will be charged a $25 insufficient funds fee.

Frequent Trading Policy

The Fund is intended to serve as an investment vehicle for long-term investors. Frequent trading or market timing, which the Fund generally defines as redeeming shares within 90 days of their purchase, can disrupt the Fund’s investment program and create additional transaction costs that all remaining shareholders bear. Therefore, the Fund believes that it is not in its shareholders’ interests to accommodate frequent trading and it has adopted policies and procedures designed to deter this practice.

17

In addition, the Fund may reject any purchase order that it regards as disruptive to efficient portfolio management. Investors whom the Fund identifies as engaging in abusive trading practices will be notified of the Fund’s adverse view of market timing and the Fund may terminate these relationships. In making such judgments, the Fund seeks to act in a manner it believes to be consistent with shareholders’ best interests. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

It is important to recognize that, because of the complexity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. The Fund has entered into agreements with financial intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Fund relies on financial intermediaries (other than the transfer agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. The Fund will generally rely on the financial intermediaries to impose a redemption fee where applicable and to prohibit or bring to the attention of the Trust transactions that may be abusive. The Fund reserves the right to reject any order placed from an omnibus account, and if it deems it appropriate because of a financial intermediary’s failure to comply with its responsibilities, the Fund may terminate the right of the financial intermediary to maintain an omnibus account.

REDEEMING SHARES

General

You may redeem shares of the Fund at any time. As described below, redemption requests may be made by mail or telephone through the transfer agent or may be made through an authorized financial intermediary or mutual fund marketplace. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in proper form. The value of the shares redeemed may be more or less than their original cost, depending on changes in the Fund’s NAV per share.

The Fund normally makes payment for all shares redeemed as soon as practicable, generally within two business days but no later than seven days after receipt by the transfer agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to eight days. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes. The Fund may suspend the right of redemption or postpone payment of redemption proceeds under unusual circumstances, as permitted by the 1940 Act or by the SEC.

The Fund generally pays redemption proceeds in cash, however, under certain circumstances (e.g., when making a charitable contribution), the Fund may pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Shares of the Fund may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may call 1-877-997-9971 or contact your securities dealer.

18

You may redeem shares by mailing a written request to:

Regular Mail
P.O. Box 2175
Milwaukee, WI 53201-2175

Express/Overnight Mail
Aspiriant Income Opportunities Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

The proceeds of a written redemption request are normally paid by check made payable to the shareholders. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. See “Telephone Redemption Requests.” A $20 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending on how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Medallion Signature Guarantees

The transfer agent has adopted standards and procedures pursuant to which medallion signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A medallion signature guarantee of each owner is required to redeem shares in the following situations:

●	If ownership changes on your account.
●	When redemption proceeds are sent to any person, address, or bank account not on record.
●	When establishing or modifying certain services on an account.
●	If the transfer agent received a change of address within the past 15 days.
●	For all redemptions in excess of $50,000 from any shareholder account.

The transfer agent may also require a medallion signature guarantee in other instances it deems appropriate. If you have any questions about medallion signature guarantees, please call 1-877-997-9971.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please call 1-877-997-9971 to obtain the forms. The request must be signed by each account owner and may require a medallion signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 1-877-997-9971. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) or electronic ACH funds transfer to your pre-designated bank account. A $20 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days.

By selecting the telephone redemption option, you authorize the transfer agent to act on telephone instructions reasonably believed to be genuine. The transfer agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Fund nor the transfer agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

19

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, you may place your redemption request through that organization. Shares will be redeemed at the NAV per share next computed after your request is received in good order by the intermediary. Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares.

Redemption of Small Accounts

To reduce Fund expenses, the Fund reserves the right to redeem at their option, upon not less than 30 days written notice, the account of any shareholder that has a value of less than $25,000 in the Fund as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $25,000 in the Fund during the notice period.

DISTRIBUTION OF FUND SHARES

From its own assets, the Adviser may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser. Furthermore, the Adviser may pay fees from its own assets to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries (i) for providing distribution-related or shareholder services, (ii) to compensate them for marketing expenses they incur, or (iii) to pay for the opportunity to have them distribute the Fund. The amount of these payments is determined by the Adviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers and may allow the Fund greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares, or (2) receive all distributions in cash. Additionally, the Fund reports details of distribution related transactions on quarterly account statements. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax.

TAX INFORMATION

The Fund intends to qualify for treatment as a regulated investment company for federal tax purposes, and it, therefore, does not expect to be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its taxable income and capital gains so that it will not be subject to a federal excise tax on certain undistributed amounts.

20

Distributions from the Fund’s tax-exempt interest income, called “exempt-interest dividends,” are exempt from regular federal income tax, but may be subject to state or local income taxes. A portion of these dividends may be tax preference items for purposes of the federal alternative minimum tax. Exempt-interest dividends distributed to corporate shareholders may result in increased liability under the federal alternative minimum tax as applied to corporations. Distributions from the Fund’s net capital gains (if any) are considered long-term capital gains and may be taxable to noncorporate shareholders at federal income tax rates of up to 20%. Distributions from the Fund’s net short-term capital gains are taxable as ordinary income. All other distributions are generally taxable as ordinary income.

Since the Fund invests primarily in sources that do not pay dividends, it is not expected that a significant portion of the distributions paid by the Fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.” Any taxable distributions are generally taxable, whether you reinvest your distributions in additional Fund shares or take them as cash.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be treated as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareholders.  When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

U.S. individuals with adjusted gross income exceeding specified thresholds are generally subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.”  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If you invest in the Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

If you hold shares in a taxable account, each year you will be sent information regarding the tax status of any dividends and other distributions you receive from the Fund.

Federal law requires the Fund to withhold (as “backup withholding”) on dividends (including exempt-interest dividends) and other distributions, sale proceeds and any other payments that are subject to backup withholding paid to shareholders who fail to provide a Social Security number or taxpayer identification number or fail to make certifications required by the Internal Revenue Service. The backup withholding rate is 28%. Foreign shareholders may be subject to special withholding requirements.

The above discussion provides very general information only and tax laws are subject to change. You should  consult your tax professional about foreign, federal, state and local tax consequences associated with your investment in the Fund, including the potential application of the federal alternative minimum tax to you on the Fund’s exempt-interest dividends and possible state and local income taxation of the Fund’s exempt-interest dividends and other distributions.

21

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Statement of Additional Information

The SAI provides additional information about the Fund. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year.

TO OBTAIN INFORMATION

To obtain a free copy of the SAI and semi-annual or annual reports, when available, or if you have questions about the Fund:

By Telephone

Call 1-877-997-9971.

By Mail

Regular Mail: P.O. Box 2175 Milwaukee, WI 53201-2175	Express/Overnight Mail: Aspiriant Income Opportunities Fund c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212

By Internet

Go to www.aspiriantfunds.com.

From the SEC

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22648
22

STATEMENT OF ADDITIONAL INFORMATION
 June 15, 2015

Aspiriant Income Opportunities Fund
Ticker AIOFX
A series of Aspiriant Trust

Aspiriant Income Opportunities Fund (the “Fund”) is a diversified series of Aspiriant Trust (the “Trust”), an open-end management investment company organized on November 22, 2011, as a statutory trust under the laws of the State of Delaware. Aspiriant, LLC (the “Adviser”) serves as the investment adviser to the Fund. Nuveen Asset Management, LLC (the “Sub-Adviser”) serves as the sub-adviser to the Fund.

Information about the Fund is set forth in the prospectus dated June 15, 2015 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus, please call 1-877-997-9971 or write to P.O. Box 2175, Milwaukee, WI 53201-2175. This Statement of Additional Information (“SAI”) is not a prospectus, but contains information in addition to that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust and it should be read in conjunction with the Prospectus.

TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES	1
INVESTMENT RESTRICTIONS	20
MANAGEMENT OF THE FUND	21
CODES OF ETHICS	27
INVESTMENT ADVISER	27
INVESTMENT SUB-ADVISER	28
PORTFOLIO MANAGERS	28
PRINCIPAL UNDERWRITER AND OTHER SERVICE PROVIDERS	30
DETERMINATION OF NET ASSET VALUE	31
PORTFOLIO HOLDINGS INFORMATION	32
TAX INFORMATION	33
PORTFOLIO TRANSACTIONS AND BROKERAGE	39
PROXY VOTING PROCEDURES	40
GENERAL INFORMATION	40
FINANCIAL STATEMENTS	41
APPENDIX A - RATINGS OF INVESTMENTS	A-1

INVESTMENT POLICIES AND PRACTICES

The sections below supplement the principal investment strategies and associated risks of the Fund as described in the Prospectus and provide information about other investment strategies that may be used by the Fund.

Asset Coverage Requirements

To the extent required by Securities and Exchange Commission (“SEC”) guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Fund, futures contracts and options on futures contracts, swaps and when issued and delayed delivery transactions. Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” the Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), to manage the effective duration of the Fund’s portfolio, or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

The Fund will not make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of its net assets. The Fund will invest in these instruments only in markets believed by the Sub-Adviser to be active and sufficiently liquid.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. As discussed above under “Asset Coverage Requirements,” in order to engage in certain transactions in derivatives, the Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Fund can use are described below. There is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

Options on Interest Rates and Indices. The Fund may purchase put and call options on interest rates and on bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Expiration or Exercise of Options. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Futures

The Fund may engage in futures transactions. The Fund may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities, and (3) bond indices. The Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. The Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

The Fund may also purchase or write put and call options on the futures contracts in which it invests and may write straddles, which consist of a call and put option on the same futures contract. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

When writing a call option, the Fund must either segregate liquid assets with a value equal to the fluctuating value market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

When writing a put option, the Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediately obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Swap Transactions

The Fund may enter into interest rate, total return, and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount (e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index). The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by the Sub-Adviser for any accrued but unpaid net amounts owed to a swap counterparty. See “Asset Coverage Requirements” above.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures, and Swaps

The Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

●	Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

●	Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may invest in CFTC Derivatives.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations, as well as specific risks pertaining to certain types of derivative instruments, as described below.

(1)  Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to  losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2)  Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into derivatives transactions only with counterparties that its portfolio manager reasonably believes are capable of performing under the contract.

(3)  Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4)  Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5)  Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)  Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7)  Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8)  Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. government securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice or by the Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund. Securities lending also may have certain potential adverse tax consequences.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the Adviser or sub-adviser believes the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

Loans to Issuers of Bonds in Portfolio

The Fund may make a loan to (as opposed to investing in a bond issued by) an entity whose bonds that Fund already owns in its portfolio in instances where The Sub-Adviser believes that doing so will enhance the value of the Fund’s total investments (both bonds and loans) in obligations of that entity. Typically, such loans will be made to entities suffering severe economic distress, oftentimes in or near bankruptcy. Making a loan to such an entity may enable the entity to remain a “going concern” and enable the entity to both repay the loan as well as be better able to pay interest and principal on the pre-existing bonds, instead of forcing the Fund to liquidate the entity’s assets, which can reduce recovery value. It is generally much more time-consuming and expensive for a troubled entity to issue additional bonds, instead of borrowing, as a means of obtaining liquidity in times of severe financial need.

Mortgage-Backed Securities

The Fund may invest in fixed-income obligations backed by a pool of mortgages. Mortgage-backed securities are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA) the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC) and by private entities. The payment of interest and  principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC  securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

Municipal Bonds and Other Municipal Obligations

The Fund invests principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond”  includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities, and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are  included within the term municipal obligations if the interest paid thereon is exempt from regular federal income tax.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds

The two general classifications of municipal bonds are general obligation bonds and revenue bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit, or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues, or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress that could further restrict or eliminate the regular federal income tax exemption for interest on debt obligations in which the Fund may invest.

Refunded Bonds

The Fund may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds -- pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Fund also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by the Fund of the full principal amount represented by an obligation.

In light of these concerns, the Adviser or sub-adviser determines whether any municipal lease obligations purchased by the Fund are liquid and monitors the liquidity of municipal lease securities held in the Fund’s portfolio. A number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors that may be deemed relevant.

Derivative Municipal Securities

The Fund may acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Fund may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “Inverse Floating Rate Municipal Obligations.”

Inverse Floating Rate Municipal Securities

The Fund may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, the Fund’s investment in inverse floaters likely would adversely affect the Fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Fund will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Non-Investment Grade Debt Securities (Junk Bonds)

The Fund may invest in non-investment grade debt securities, which include medium- to low-quality municipal obligations. Municipal obligations rated below investment grade (BB/Ba or lower) are commonly known as “high-yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a discussion of securities ratings.

(1)  Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund’s net asset value (“NAV”).

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund’s NAV. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3)  Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by The Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4)  Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

The Fund may invest up to 10% of its net assets in defaulted municipal obligations. Municipal obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a municipal obligation owned by the Fund could result in a significant decline in the value of that municipal obligation.

Other Investment Companies

The Fund may invest in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds (“ETFs”). Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. The Fund will only invest in other investment companies that invest primarily in Fund-eligible investments. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

If the Fund invests in other investment companies, its shareholders will bear not only their proportionate  share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile.

Payment-In-Kind Debentures and Delayed Interest Securities

The Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., in kind rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986 (the “Code”).

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Short-Term Investments

The Fund’s Prospectus discusses the ability of the Fund to invest a portion of its assets in short-term securities or shares of money market funds. The Fund will invest only in taxable short-term investments that are either (i) U.S. government securities, (ii) rated within the highest grade by Moody’s, Standard & Poor’s, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest, or (iii) taxable money market funds. See Appendix A for more information about ratings by Moody’s, Standard & Poor’s, and Fitch.

The Fund may invest in the following short-term investments, the income derived from which is generally exempt from regular federal income tax:

Bond Anticipation Notes (BANs) -- BANs are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) -- TANs are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) -- RANs are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes -- Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes -- Bank notes are issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) -- Municipal paper represents very short-term unsecured, negotiable promissory notes issued by states and municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies, and  limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds -- Municipal money market funds are money market funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund’s fees and expenses.

The Fund may also invest in the following short-term investments, the income derived from which is generally taxable:

Certificates of Deposit (CDs) -- A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper -- Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds -- These funds pay interest income that is taxable on the federal and state levels. The Fund will bear its proportionate  share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations -- These obligations are issued by the U.S. Treasury and include bills, notes, and bonds. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity. Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years. Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities -- Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. Government itself will pay interest and principal on securities as to which it is not legally so obligated.

The Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Other Corporate Obligations -- The Fund may purchase notes, bonds, and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements -- A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of The Sub-Adviser present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Adviser will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, The Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Standby Commitments

The Fund may obtain standby commitments when it purchases municipal obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of The Sub-Adviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Fund’s NAV.

Structured Notes

The Fund may invest in structured notes, including “total  rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans references in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage that magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Fund invests may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three- month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer- term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, The Sub-Adviser must correctly assess probable movements in interest rates. If The Sub-Adviser incorrectly forecasts such movements, the Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of NAV to changes in market prices. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. The Fund will only make commitments to purchase municipal obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

The Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal forwards pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If the Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Zero Coupon Bonds

The Fund may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund and its service providers may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund, any of its service providers, or any of the Fund’s intermediaries may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks.  Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Fund, its service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

The Fund has adopted various restrictions on its investment activities, certain of which are fundamental policies and cannot be changed without approval by the holders of a majority of the Fund’s outstanding voting shares, as defined by the 1940 Act. Such a majority means the affirmative vote of the lesser of the holders of (1) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund. Under its fundamental policies, the Fund may not:

1.    With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. government securities and securities of other investment companies.

2.    Invest more than 25% of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that such limitation does not apply to U.S. government securities, repurchase agreements collateralized by U.S. government securities, municipal obligations issued by governments or political subdivisions of governments, or securities of other investment companies.

3.    Purchase or sell commodities, except (i) to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended, interpreted from time to time and (ii) that the Fund may purchase and sell securities issued by companies that own or invest in commodities or commodities contracts, commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, and swaps.

4.    Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, other than as may be acquired as a result of ownership of securities or other instruments, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

5.   Issue senior securities as defined by the 1940 Act or borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.   Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7.   Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

The Fund has adopted the following additional investment restrictions, which are not fundamental and that the Board may change without shareholder approval. Under these restrictions, the Fund may not:

1.   Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Except with respect to borrowing, all percentage limitations on the Fund’s investment practices set forth in this SAI and in the Prospectus apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

With respect to borrowing, the 1940 Act permits a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). If at any time, a fund’s borrowings exceed 33 1/3% of the value of the fund’s total assets, the fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, certain derivative instruments (such as forward and futures contracts and swap agreements), reverse repurchase agreements, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation, with appropriate earmarking or segregation of assets to cover such obligation.

With respect to concentration, U.S. government securities, repurchase agreements collateralized by U.S. government securities, municipal obligations issued by governments or political subdivisions of governments, and securities of other investment companies are not considered industries. To the extent, however, that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project.

MANAGEMENT OF THE FUND

Board Responsibilities

The Board has the overall responsibility for monitoring the operations of the Trust and the Fund. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund. The Board has approved contracts under which certain companies provide essential management services to the Trust. The Board has the responsibility for supervising the services provided by those companies.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, sub-advisers, principal underwriter, administrator, and transfer agent. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (for example, the Adviser and sub-advisers are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board and the Adviser have emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies, and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser and sub-advisers provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, sub-advisers, and other service providers, such as the Fund’s independent accountants, make periodic reports to the Board with respect to various aspects of risk management. The Board oversees efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and the sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis after the initial two-year term, the Board considers whether to renew the investment advisory and sub-advisory agreements and the Board meets with the Adviser and sub-advisers to review such services. Among other things, the Board regularly considers the Adviser’s and sub-advisers’ adherence to the Fund’s investment restrictions and compliance with various policies and procedures of the Fund and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the use of specific types of securities in managing the Fund.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of certain service providers. The report addresses (i) the operation of the policies and procedures of the Trust and each service provider since the date of the last report, (ii) any material changes to the policies and procedures since the date of the last report, (iii) any recommendations for material changes to the policies and procedures, and (iv) any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Valuation Committee reports to the Board concerning investments for which market quotations are not readily available, if any. Annually, the independent registered public accounting firm reviews with the Board’s Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From its review of these reports and discussions with the Trust’s Chief Compliance Officer, Adviser, sub-advisers, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, available resources, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

There are five members of the Board of Trustees, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Bob Wagman serves as Chairman of the Board. The Board does not have a lead independent trustee at this time. The Board has one standing committee, the Audit Committee, which is responsible for advising the Board with respect to accounting, auditing, and financial matters affecting the Trust. The Audit Committee is chaired by an Independent Trustee and composed entirely of Independent Trustees. In addition, the Board oversees the Trust’s Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, among other things, the fact that the Independent Trustees constitute 60% of the Board, the anticipated amount of assets under management in the Trust, the number of funds and share classes overseen by the Board, the Trust’s policies and procedures as well as those of its service providers, and the experience and qualifications of its members. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer of the Trust. The business address of each Trustee and officer is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Independent Trustees
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael D. Le Roy Age 67	Trustee	Indefinite; since 2012	Principal, Crown Capital Advisors LLC (2000-present)	2	Advisors Series Trust (12/08-11/10)
Robert D. Taylor Age 53	Trustee	Indefinite; since 2012	Partner, Centinela Capital Partners, LLC (2006-present)	2	None
Karyn Williams Age 49	Trustee	Indefinite; since 2012	Head of Insurance Investments, Farmers Insurance Group (2013-present); Institutional Investment Consultant, Wilshire Associates Incorporated (2001-2013)	2	None

Interested Trustees and Officers
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert J. Francais* Age 48	Trustee; President	Indefinite; since 2012/2013	Chief Executive Officer, Aspiriant, LLC (2010-present); Chief Operating Officer, Aspiriant, LLC (2008-2009)	2	None
Bob Wagman* Age 63	Trustee	Indefinite; since 2013	Managing Director of Investment Management Services, Aspiriant, LLC (2013-present)	2	None

John Allen Age 44	Vice President	Indefinite; since 2014	Chief Investment Officer, Aspiriant, LLC (2014-present); Client Relationship Manager, Grantham, Mayo, Van Otterloo (2009-2014)	n/a	n/a
Michael H. Kossman Age 50	Vice President	Indefinite; since 2012	Chief Operating Officer (2012-present), Chief Compliance Officer (2008-present), Chief Financial Officer (2008-2012), Aspiriant, LLC	n/a	n/a
Bret Magpiong Age 52	Treasurer	Indefinite; since 2015	Chief Financial Officer, Aspiriant, LLC (2012-present); Chief Personal Financial Officer (2009-2011), SASCO	n/a	n/a
Benjamin Schmidt Age 38	Assistant Treasurer; Secretary	Indefinite; since 2015	Director, Aspiriant, LLC (2015-present); AVP Fund Administration, UMB Fund Services, Inc. (2000-2015)	n/a	n/a
Jay W. Haas Age 44	Chief Compliance Officer; Anti-Money Laundering Officer	Indefinite; since 2014	Director, Cipperman Compliance Services (2014-present); Manager, The Vanguard Group, Inc. (2006-2014)	n/a	n/a

*	Mr. Francais and Mr. Wagman are “interested persons” of the Trust as defined in the 1940 Act because they are employees of the Adviser.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust provided by management, to identify and request other information deemed relevant to the performance of duties as a trustee, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise business judgment in a manner that serves the best interests of the Trust’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Francais should serve as Trustee because of his background in business and accounting and his knowledge of the investment management industry.

The Board has concluded that Mr. Le Roy should serve as Trustee because of his background in business and accounting, his knowledge of the mutual fund industry, and his experience as a trustee of other investment companies.

The Board has concluded that Mr. Taylor should serve as Trustee because of his extensive legal background, investment industry experience, and financial accounting expertise.

The Board has concluded that Mr. Wagman should serve as Trustee because of his background in business and accounting and his knowledge of the investment management industry.

The Board has concluded that Ms. Williams should serve as Trustee because of her background in the investment and risk management business and her knowledge and experience with investment policy, strategy, management, analytics, governance, and operations.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.

Ownership of Fund Shares

The following table shows the dollar range of each Trustee’s beneficial ownership of shares of the Fund as of February 28, 2015:

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert J. Francais	NONE	NONE
Michael D. Le Roy	NONE	NONE
Robert D. Taylor	NONE	NONE
Bob Wagman	NONE	NONE
Karyn Williams	NONE	NONE

Compensation

Each Independent Trustee is paid an annual $25,000 retainer, as well as $2,000 for (i) each telephonic meeting of the Trust’s Board that he or she attends and (ii) any other telephonic communication for which the Independent Trustees approve such payment. The Chair of the Audit Committee is paid an additional $5,000 per year. The following table shows the compensation paid to each Independent Trustee for the Trust’s fiscal year ended February 28, 2015:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex*
Michael D. Le Roy	$30,000	--	--	$30,000
Robert D. Taylor	$25,000	--	--	$25,000
Karyn Williams	$25,000	--	--	$25,000

*	The Trust is the only registered investment company in the “Fund Complex”.

CODES OF ETHICS

The Trust, Adviser, Sub-Adviser, and principal underwriter have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

INVESTMENT ADVISER

The Adviser is owned by its key employees and has 40 equity partners. The Adviser provides investment advisory services to the Fund pursuant to the terms of an investment advisory agreement between the Adviser and the Trust. The agreement has an initial two-year term and may be continued in effect from year to year thereafter with the approval of (1) the Board or (2) vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. For the services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.42% of the Fund’s average daily net assets. The Adviser is responsible for paying the Sub-Adviser for its services to the Fund.

Pursuant to an administrative services agreement with the Trust, the Adviser is entitled to a fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets for providing administrative services to the Fund. Such services include the review of shareholder reports and other filings with the SEC; oversight and management of the Fund’s primary service providers; periodic due diligence reviews of the Fund’s primary service providers; coordination and negotiation of all of the contracts and pricing relating to the Fund’s primary service providers; providing information to the Independent Trustees relating to the review and selection of the Fund’s primary service providers; coordination of quarterly and special board meetings; and all such other duties or services necessary for the appropriate administration of the Fund.

Pursuant to an exemptive order from the SEC and subject to certain conditions, including Board approval, the Adviser may hire an unaffiliated sub-adviser for the Fund or materially amend an agreement with the Fund’s unaffiliated sub-adviser without obtaining shareholder approval. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers arrangement enables the Fund to operate with greater efficiency and without incurring the expense and delay associated with obtaining shareholder approval of sub-advisory agreements. The arrangement does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the advisory agreement with the Trust without shareholder approval. The Adviser has ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination, and replacement.

INVESTMENT SUB-ADVISER

The Sub-Adviser provides investment sub-advisory services to the Fund pursuant to the terms of an investment sub-advisory agreement between the Adviser and the Sub-Adviser. The agreement has an initial two-year term and may be continued in effect from year to year thereafter with the approval of (1) the Board or (2) vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Sub-Adviser is a wholly-owned subsidiary of Nuveen Fund Advisors, LLC, which is a wholly-owned subsidiary of Nuveen Investments Inc., which is an indirect subsidiary of TIAA-CREF, a national financial services organization. For the services provided pursuant to its sub-advisory agreement, the Sub-Adviser is entitled to a fee at an annual rate based on the average daily net assets of the Fund that the Sub-Adviser manages.

PORTFOLIO MANAGERS

The following table provides information about other accounts managed by the Fund’s portfolio managers as of March 31, 2015.

	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
John V. Miller
Registered Investment Companies	11	$20,499	0	0
Other Pooled Investment Vehicles	8	$554	0	0
Other Accounts	12	$10	0	0

Paul L. Brennan
Registered Investment Companies	15	$19,702	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	4	$410.9	0	0

Douglas M. Baker
Registered Investment Companies	8	$4,009	0	0
Other Pooled Investment Vehicles	4	$467	0	0
Other Accounts	64	$158	0

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus, and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Sub-Adviser. A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Sub-Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Sub-Adviser based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of the Sub-Adviser, including certain portfolio managers, have received profits interests in the Sub-Adviser that entitle their holders to participate in the firm’s growth over time.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and  attention to the management of each account. The Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Sub-Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Adviser may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

PRINCIPAL UNDERWRITER AND OTHER SERVICE PROVIDERS

Principal Underwriter

UMB Distribution Services, LLC, located at 235 West Galena St., Milwaukee, WI 53212, serves as the Trust’s principal underwriter. Shares of the Fund are distributed on a continuous basis at their current NAV per share, without imposition of any front-end or contingent deferred sales charge, by the principal underwriter.

Transfer Agent

UMB Fund Services, Inc., located at 235 West Galena St., Milwaukee, WI 53212, serves as the Trust’s transfer agent and dividend disbursing agent. Shareholders of the Trust may contact the transfer agent with any questions regarding their transactions in shares of the Trust and account balances.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 555 East Wells Street, Milwaukee, WI 53202, is the independent registered public accounting firm of the Trust and is responsible for conducting the annual audit of the financial statements of the Trust. The selection of the independent registered public accounting firm is approved annually by the Board.

Custodian and Fund Accounting Agent

JPMorgan Chase Bank, N.A., located at Seaport Center, 70 Fargo Street, Boston, MA 02210-1950, serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. JPMorgan Chase Bank, N.A., also serves as the Trust’s fund accounting agent.

Administrator

UMB Fund Services, Inc., located at 235 West Galena St., Milwaukee, WI 53212, serves as the Trust’s administrator and provides various administrative and accounting services necessary for the operations of the Trust including facilitating general fund management; monitoring fund compliance with federal and state regulations; supervising the maintenance of the fund’s general ledger, the preparation of the fund’s financial statements, the determination of NAV, the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Trust pays the administrator an annual fee of 0.05% calculated based on the Fund’s average net assets.

Legal Counsel

Morgan, Lewis & Bockius LLP, 2020 K Street, NW, Washington, DC 20006, serves as counsel to the Trust.

DETERMINATION OF NET ASSET VALUE

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Disclosure Policy applies to the Trust and the Adviser, sub-advisers, and other service providers involved in the administration, operation, or custody of the Fund (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser and sub-advisers to the Fund’s shareholders.

The Trust will disclose its portfolio holdings in regulatory filings, including shareholder reports, reports on Form N-Q, and such other filings, reports or disclosure documents as may be required by law. The Trust may in the future post its portfolio holdings on a monthly basis to a website. The Adviser, along with the Trust’s administrator, is responsible for disclosure of portfolio holdings to Service Providers (which may also include auditing services, proxy voting and other services, such as disclosure to a rating or ranking organization). To ensure that the disclosure of the Trust’s portfolio holdings is in the best interests of shareholders, and to avoid any potential or actual conflicts of interest with Service Providers, the disclosure of the Trust’s portfolio holdings for a legitimate business purpose will be approved by the Trust’s Board of Trustees in advance of the disclosure, other than with respect to disclosure to existing Service Providers in connection with their provision of services to the Trust. In the event that the Trust or a Service Provider discloses the Trust’s portfolio holdings to a selected third-party for a legitimate business purpose prior to the release of the Trust’s portfolio holdings to the public, such third party shall be required to execute a confidentiality agreement that, among other things, prohibits trading on such information.

The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, a sub-adviser, or any affiliated person of the Adviser or sub-adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board. Portfolio holdings information will be deemed public when it has been posted to the Fund’s public website or in periodic regulatory filings on the SEC’s website (www.sec.gov).

All portfolio holdings information that has not been disseminated in a manner making it available to investors generally is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Adviser, sub-advisers, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract; (ii) brokers who execute trades for the Fund; (iii) evaluation service providers; and (iv) shareholders requesting in-kind redemptions.

TAX INFORMATION

The following information supplements and should be read in conjunction with the tax section in the Fund’s Prospectus. The following is only a summary of certain tax considerations that generally affect the Fund and its shareholders and is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI, which are subject to change by legislative or administrative action. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders should consult their own tax advisers concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund intends to qualify for treatment each year as a regulated investment company (“RIC”) under Subchapter M of the Code.  If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that it timely distributes to its shareholders.  Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Fund intends, however, to make distributions in a manner that will avoid the imposition of any such taxes.  If, however, for any taxable year the Fund fails to qualify for treatment as a RIC, the Fund would be subject to federal corporate income tax on its taxable income.  To qualify for such tax treatment, the Fund, among other things, must generally (a) make distributions to shareholders each year in a timely manner at least equal to the sum of (1) 90% of its “investment company taxable income” as defined in the Code (computed without regard to the dividends-paid deduction) and (2) 90% of its net tax-exempt income; (b) derive at least 90% of its gross income from dividends, interest, payments received with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, other income derived with respect to the Fund’s business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (generally, publicly traded partnerships other than those where at least 90% of their gross income is gross income that would otherwise be qualifying gross income for a RIC); and (c) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and meets the distribution requirement described above, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Notwithstanding the distribution requirement described above, which only requires the Fund to distribute at least the sum of 90% of its annual investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed taxable income to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund intends to make sufficient distributions in a timely manner to avoid liability for the federal excise tax, but can make no assurances that all such tax will be eliminated.

The Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal income or excise tax liability when the investment adviser might not otherwise have chosen to do so.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders.  Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a RIC and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of the Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by the Fund as an “exempt-interest dividend” under the Code. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. That portion of the Fund’s dividends and distributions not reported as exempt-interest dividends will be taxable as described below.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference, which increase alternative minimum taxable income for individuals or entities that are subject to the U.S. federal alternative minimum tax. All exempt-interest dividends may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item and generally will not result in or increase a corporate shareholder’s liability for the federal alternative minimum tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. The Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by the Fund.

The Fund may invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., the Fund may purchase and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or enter into options and futures transactions. The Fund’s distributions of such gain or income will not be “exempt-interest dividends” and accordingly will be taxable.

Shareholders subject to federal income taxation will generally have to pay any applicable federal income taxes on the dividends (other than exempt-interest dividends) and capital gains distributions they receive from the Fund, whether paid in cash or reinvested in additional shares of the Fund.  Dividends and capital gains distributions may also be subject to applicable state and local taxes.  Dividends derived from net taxable investment income or net realized short-term capital gains generally will be taxable to shareholders as ordinary income for federal income tax purposes. Distributions from the Fund’s net capital gain, if any, that are reported as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their shares of the Fund.  For individual taxpayers and certain other noncorporate shareholders, long-term capital gains are generally taxed at rates of up to 20%.

Distributions paid in January, but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Each year, shareholders of the Fund will be sent information on dividends and capital gains distributions for tax purposes, including information as to the amount of dividends reported as exempt-interest dividends, the portion taxable as ordinary income, and the portion eligible for treatment as long-term capital gains.

U.S. individuals with income exceeding a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.  For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.

Redemptions of shares of the Fund will generally result in the recognition of any gain or loss for federal income tax purposes.  In general, if Fund shares are redeemed, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be disallowed to the extent of exempt-interest dividends paid with respect to the shares and, to the extent not disallowed, will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions the shareholder receives with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).  For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

Upon a redemption of shares, the Fund (or its administrative agent) is generally required to report to the Internal Revenue Service (“IRS”) and furnish to the redeeming shareholder cost basis and holding period information for Fund shares.  The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the Fund will use the FIFO (first in, first out) method as the default cost basis method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares.  Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

Since the Fund invests primarily in sources that do not pay dividends, it is not expected that a substantial portion of distributions paid by the Fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rates rate available to individual and certain other noncorporate shareholders on “qualified dividend income.”

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of ) your tax basis in the shares, and any such amount in excess of that basis will be treated as gain from the sale or exchange of shares.  A taxable shareholder may wish to avoid investing in the Fund shortly before a taxable distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If an entity that is treated as a partnership for federal income tax purposes converts into a RIC and any entity treated as a taxable “C corporation” for federal income tax purposes owns a direct or indirect interest in the partnership at the time of the conversion, the RIC may be subject to special rules following the conversion.  In particular, the RIC is generally subject to an entity-level federal income tax on any gain it recognizes on its assets within ten years of the conversion (even if it distributes such gain), to the extent such gain would have been both recognized on a taxable disposition of those assets by the partnership immediately prior to the conversion and allocated to direct and indirect owners of the partnership that are treated as such corporations.  Alternatively, the partnership may make an election pursuant to which it recognizes gain (to that extent) in a deemed sale prior to the conversion.  Simultaneous with the commencement of the Fund’s investment operations, the Advanced Capital Intelligence Global Income Opportunities Fund, L.P. (the “Private Fund”), a privately offered investment fund managed by the Adviser and treated as a partnership for federal income tax purposes, converted into the Fund.  The Fund does not expect that any disposition of assets received in the conversion of the Private Fund will be subject to these special rules, because the Fund does not believe any entity treated as such a corporation for federal income tax purposes owned a direct or indirect interest in the Private Fund at the time of the conversion.  If it is determined that such a corporation owned a direct or indirect interest in the Private Fund, then the Fund may be subject to entity-level federal income tax under these special rules.

The Fund does not expect to pass through to its shareholders any share of any foreign taxes paid by the Fund, with the result that shareholders will not include any such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to reportable payments, including exempt-interest dividends, ordinary dividends, distributions from net capital gains, and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify on IRS Form W-9, IRS Form W-8BEN, or other applicable form either that the Taxpayer Identification Number (“TIN”) furnished to the Fund is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding.  Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder’s TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a federal tax return.  A TIN is either the Social Security number or employer identification number of the record owner of the account.  Any tax withheld as a result of backup withholding does not constitute an additional tax and may be claimed as a credit on the record owner’s timely filed federal income tax return.  The backup withholding rate is 28%.

Foreign shareholders are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty, on amounts treated as ordinary dividends from the Fund. Backup withholding will not be applied to payments that have been subject to this (or lower applicable treaty rate) withholding tax. Other rules may apply to foreign shareholders whose income from the Fund is effectively connected with the conduct of a U.S. trade or business.  Such investors should consult with their own advisers regarding those rules.

Unless certain foreign entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities and, after December 31, 2016, redemptions and certain capital gain dividends payable to such entities.  A foreign shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

From time to time, it is possible that the Fund may not qualify as a “publicly offered regulated investment company.”  In such case, certain non-corporate shareholders, including individuals, trusts, and estates, may be limited in their ability to deduct certain expenses of the Fund, including the total advisory fee.  Such expenses would be treated as miscellaneous itemized deductions subject to limitations on deductibility applicable to such shareholders.  A “publicly offered regulated investment company” is a RIC whose shares are (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market, or (3) held by or for at least 500 persons at all times during the taxable year.

Under United States Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  In addition, significant penalties may be imposed for the failure to comply with the reporting requirements.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund.  Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable.  These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Ordinarily, gains and losses realized by the Fund from portfolio transactions will be treated as capital gains and losses.  However, all or a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency-denominated bank deposits) and non-U.S.-dollar-denominated securities (including debt instruments and certain forward contracts and options) will be treated as ordinary income or loss under Section 988 of the Code.  Income or loss from transactions involving certain derivative instruments, such as certain swap transactions, will also generally constitute ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.  Finally, all or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code.  “Conversion transactions” are defined to include certain forward, futures, option, and straddle transactions, certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

The Fund may invest in complex securities.  These investments may be subject to numerous special and complex rules.  These rules could affect whether income, gains and losses recognized by the Fund are treated as tax-exempt, ordinary or capital, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In states with income tax laws, the tax treatment of the Fund and its shareholders in respect to distributions may differ from the federal tax treatment. The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, since those laws vary with respect to the taxation of such income. Each shareholder is advised to consult his or her own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

The foregoing discussion regarding federal and state income taxation is for general information only.  It is based on tax laws and regulations as in effect on the date of this SAI and is subject to change by legislative or administrative action.  Shareholders should consult their own tax advisers concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser and Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. Fixed commissions on foreign stock-exchange transactions are generally higher than are negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

The Adviser and Sub-Adviser may serve as an investment adviser to other clients. It is their practice to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser and Sub-Adviser believe that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser or Sub-Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and Sub-Adviser rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Trust’s policies, the Adviser and Sub-Adviser effect transactions with brokers and dealers that they believe provide the most favorable prices and are capable of providing efficient executions. The Adviser and Sub-Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser and Sub-Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Adviser and Sub-Adviser believe the value of such services is not determinable and does not significantly reduce its expenses.

PROXY VOTING PROCEDURES
Subject to the supervision of the Board, the Fund has delegated authority to vote proxies to the Adviser, which has delegated such authority to the Sub-Adviser. The Fund invests its assets primarily in municipal bonds and cash management securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, the Sub-Adviser may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. The Sub-Adviser does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Sub-Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board or its representative. A member of the Sub-Adviser’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Fund’s Board and made available to shareholders as required by applicable rules.

Each year, the Fund will make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 without charge, upon request, by calling 1-877-997-9971 or by accessing the SEC’s website at www.sec.gov.

GENERAL INFORMATION

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, with or without par value. Currently, the Trust consists of one series of shares representing two classes of shares. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust) and, subject to applicable rules, may establish additional classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when shareholders vote on those matters. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not yet commenced operations and, therefore, it does not have any financial statements.

Appendix A
Ratings of Investments

Standard & Poor’s Ratings Group — A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation and the promise S&P imputes;

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule–the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment–the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings — A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D	Default. Indicates a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●
the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf’’ denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Limitations of the Structured, Project and Public Finance Obligation Rating Scale

  Specific limitations relevant to the structured, project and public finance obligation rating scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

●	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

     Specific limitations relevant to the Short-Term Ratings scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

●	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

  Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust dated November 22, 2011 is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A as filed on December 19, 2011.

(a)(2)	Certificate of Amendment to Certificate of Trust dated February 23, 2015 is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 4 as filed on March 30, 2015.

(a)(3)	Registrant’s Declaration of Trust dated December 2, 2011 is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 as filed on August 3, 2012.

(b)	Registrant’s By-Laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(c)	Not applicable.

(d)(1)
Investment Advisory Agreement dated October 29, 2012 between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(d)(2)	Amendment dated December 15, 2014 to the Investment Advisory Agreement between the Registrant and Aspiriant, LLC is filed herewith.

(d)(3)	Amendment No. 2 dated May 1, 2015 to the Investment Advisory Agreement between the Registrant and Aspiriant, LLC is filed herewith.

(d)(4)
Investment Subadvisory Agreement dated November 29, 2012 between Aspiriant, LLC and AQR Capital Management, LLC, relating to the Aspiriant Risk-Managed Global Equity Fund, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(d)(5)
Amendment dated November 1, 2014 to Investment Subadvisory Agreement between Aspiriant, LLC and AQR Capital Management, LLC, relating to the Aspiriant Risk-Managed Global Equity Fund, is filed herewith.

(d)(6)
Investment Sub-Advisory Agreement dated March 15, 2013 between Aspiriant, LLC and Parametric Risk Advisors, LLC, relating to the Aspiriant Risk-Managed Global Equity Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(d)(7)
Amendment dated November 1, 2014 to Investment Sub-Advisory Agreement between Aspiriant, LLC and Parametric Risk Advisors, LLC, relating to the Aspiriant Risk-Managed Global Equity Fund, is filed herewith.

(d)(8)	Investment Sub-Advisory Agreement dated November 25, 2014 between Aspiriant, LLC and Aperio Group, LLC, relating to the Aspiriant Risk-Managed Global Equity Fund, is filed herewith.

(d)(9)	Investment Sub-Advisory Agreement dated March 25, 2015 between Aspiriant, LLC and Equity Investment Corporation, relating to the Aspiriant Risk-Managed Global Equity Fund, is filed herewith.

(d)(10)	Investment Sub-Advisory Agreement dated June 15, 2015 between Aspiriant, LLC and Nuveen Asset Management, LLC, relating to the Aspiriant Income Opportunities Fund, is filed herewith.

(e)(1)
Distribution Agreement dated October 16, 2012 between the Registrant and UMB Distribution Services, LLC is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(e)(2)	Amendment to Distribution Agreement between the Registrant and UMB Distribution Services, LLC to be filed by amendment.

(e)(3)	Dealer Assistance Agreement for the Sale of Shares of the Registrant is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(f)	Not applicable.

(g)(1)
Global Custody Agreement dated September 6, 2012 between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(g)(2)	Amendment to Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. to be filed by amendment.

(h)(1)
Administration Agreement dated October 16, 2012 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(h)(2)	Amendment to Administration Agreement between the Registrant and UMB Fund Services, Inc. to be filed by amendment.

(h)(3)
Fund Accounting Services Agreement dated October 18, 2012 between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(h)(4)
Transfer Agency Agreement dated October 16, 2012 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(h)(5)	Amendment to Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. to be filed by amendment.

2

(h)(6)
Administrative Services Agreement dated October 29, 2012 between the Registrant and Aspiriant, LLC is incorporated herein by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(h)(7)
Inbound Call Management and Fulfillment Services Agreement dated October 16, 2012 between the Registrant and UMB Distribution Services, LLC is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 2 as filed on June 30, 2014.

(h)(8)	Shareholder Services Plan dated October 26, 2012 is incorporated herein by reference to Exhibit (h)(6) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(h)(9)	Amended Expense Limitation and Reimbursement Agreement dated July 25, 2013 between the Registrant and Aspiriant, LLC is filed herewith.

(h)(10)
Amended Schedule A to the Amended Expense Limitation and Reimbursement Agreement between the Registrant and Aspiriant, LLC, reflecting the addition of the Aspiriant Income Opportunities Fund, is filed herewith.

(i)(1)
Opinion and Consent of Bingham McCutchen LLP, relating to the Aspiriant Risk-Managed Global Equity Fund, is incorporated herein by reference to Exhibit (i) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(i)(2)	Opinion and Consent of Morgan, Lewis & Bockius LLP, relating to the Aspiriant Income Opportunities Fund, is filed herewith.

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan dated October 26, 2012 is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(n)	Rule 18f-3 Multiple Class Plan dated October 26, 2012, as amended January 16, 2013, is filed herewith.

(o)	Not applicable.

(p)(1)	Code of Ethics of Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(p)(2)	Code of Ethics of Aspiriant, LLC is incorporated herein by reference to Exhibit (p)(2) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(p)(3)	Code of Ethics of AQR Capital Management, LLC is incorporated herein by reference to Exhibit (p)(3) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

(p)(4)	Code of Ethics of Parametric Risk Advisors, LLC is incorporated herein by reference to Exhibit (p)(5) of Pre-Effective Amendment No. 2 as filed on November 5, 2012.

3

(p)(5)	Code of Ethics of Aperio Group, LLC is filed herewith.

(p)(6)	Code of Ethics of Equity Investment Corporation is filed herewith.

(p)(7)	Code of Ethics of Nuveen Asset Management, LLC is filed herewith.

(q)
Powers of Attorney for Messrs. Francais, LeRoy, Magpiong, Taylor, and Wagman and Ms. Williams are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 4 as filed on March 30, 2015.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

The Registrant is organized as a Delaware statutory trust and is operated pursuant to its Declaration of Trust dated December 2, 2011 that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust provides that the Registrant’s officers and trustees shall be indemnified by the Registrant against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Registrant or as an officer or trustee of another entity at the request of the entity.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature that each adviser and each director, officer or partner of each adviser is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows:

Aspiriant, LLC
Aspiriant, LLC (the “Adviser”) serves as the investment adviser for each series of the Trust. The principal address of the Adviser is 11100 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

4

Name and Position with Adviser	Name of Other Company	Connection with Other Company
Doder, Cameron A.	Steve P. Rados, Inc. (construction)	Owner
	Material Handling Supply (forklift sales)	Owner
Kim Young S.	Um Ma Son (korean restaurant)	Owner
Kochis, S. Timothy	My Financial Advice, Inc.	Investor
	BASS Ventures, LLC (real estate)	Joint Venture Interest
	Blue Water Companies (real estate)	Joint Venture Interest
Nastasi-Lohnas, Dionne	Ricardo’s Electric (auto repair)	Owner
	Illusion Arts Entertainment (media productions)	Owner
Pressman, Lauren	Central Montana Resources (shale exploration; investment - no participation)	Joint Venture Interest
Primiani, Marc S.	Primiani & Stevens	Owner
Stevens, Clay R.	Primiani & Stevens	Owner

AQR Capital Management, LLC
AQR Capital Management, LLC (“AQR”) serves as investment sub-adviser for the Trust’s Aspiriant Risk-Managed Global Equity Fund. The principal address of AQR is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with AQR	Name of Other Company	Connection with Other Company
Lasse Pedersen, Principal	NY University Stern School of Business	John A. Paulson Professor of Finance and Alternative Investments (2007-2011)
	University of Copenhagen, Denmark	Professor (since August 2011)
John Howard, Principal and Chief Operating Officer	AllianceBernstein	Chief Financial Officer (March 10 – February 2011)

Parametric Risk Advisors, LLC
Parametric Risk Advisors, LLC (“Parametric”) serves as investment sub-adviser for the Trust’s Aspiriant Risk-Managed Global Equity Fund. The principal address of Parametric is 274 Riverside Avenue, Westport, Connecticut 06880. Parametric is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. None of the directors, officers or partners of Parametric is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Aperio Group, LLC
Aperio Group, LLC (“Aperio”) serves as investment sub-adviser for the Trust’s Aspiriant Risk-Managed Global Equity Fund.  The principal address of Aperio is Three Harbor Drive, Suite 315, Sausalito, CA 94965.  Aperio is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.  None of the directors, officers or partners of Aperio is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

5

Equity Investment Corporation
Equity Investment Corporation (“EIC”) serves as investment sub-adviser for the Trust’s Aspiriant Risk-Managed Global Equity Fund. The principal address of EIC is 3007 Piedmont Road, NE, Suite 200 Atlanta, Georgia 30305. EIC is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. The members, directors and officers of EIC are not engaged in any other business, profession, vocation or employment of a substantial nature.

Nuveen Asset Management, LLC
Nuveen Asset Management, LLC (“Nuveen”) serves as investment sub-adviser for the Trust’s Aspiriant Income Opportunities Fund. The principal address of Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.  Nuveen is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Nuveen	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman, President	CPA.
Robert D. Luse, Executive Vice President
Executive Vice President of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy, Executive Vice President and Secretary
Executive Vice President and Secretary of Nuveen Fund Advisors, LLC and Executive Vice President (since 2008), and Secretary and General Counsel (since 2006) of Nuveen Investments, Inc. and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc.; Vice President and Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Winslow Capital Management, LLC, Symphony Asset Management LLC and Santa Barbara Asset Management, LLC and Nuveen Commodities Asset Management, LLC.

Charles R. Manzoni, Jr., Managing Director, Chief Operating Officer and General Counsel	Managing Director of Nuveen Investments Holdings, Inc.
Stuart J. Cohen, Managing Director and Assistant Secretary
Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC, Nuveen Investments, Inc. and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

6

Name and Position with Nuveen	Other Business, Profession, Vocation or Employment During Past Two Years
Sherri A. Hlavacek, Managing Director, Treasurer and Controller
Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Managing Director, Treasurer and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director and Controller of Nuveen Fund Advisors, LLC and Nuveen Commodities Asset Management, LLC; Vice President, Treasurer and Controller of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Winslow Capital Management, LLC and Symphony Asset Management LLC; Certified Public Accountant.

Diane S. Meggs, Vice President and Chief Compliance Officer	Senior Vice President and Compliance Manager (since 2011) of Nuveen Fund Advisors, LLC; Chief Compliance Officer (since 2013) of Nuveen Investments Advisers Inc.
Lucas A. Satre, Senior Vice President and Assistant Secretary
Senior Vice President, Secretary and General Counsel of Nuveen Securities, LLC; Senior Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC, and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Item 32.	Principal Underwriters

(a) In addition to the Registrant, UMB Distribution Services, LLC (the “Distributor”), serves as the principal underwriter for the following other investment companies:

Cheswold Lane Funds
Commonwealth International Series Trust
FPA Funds, Trust
FPA Capital Fund, Inc.
FPA New Income Fund, Inc.
FPA Paramount Fund, Inc.
FPA Perennial Fund, Inc.
Green Century Funds
The Marsico Investment Fund
Scout Funds
The Westport Funds
Stewart Capital Mutual Funds
Vericimetry Funds

7

(b) No officer of the Distributor holds a position with the Registrant.

Item 33.	Location of Accounts and Records:

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o Aspiriant, LLC
11100 Santa Monica Boulevard
Suite 600
Los Angeles, CA 90025

(b)	Adviser:
Aspiriant, LLC
11100 Santa Monica Boulevard
Suite 600
Los Angeles, CA 90025

(c)	Sub-Advisers:
AQR Capital Management, LLC (for Aspiriant Risk-Managed Global Equity Fund only)
Two Greenwich Plaza
3rd Floor
Greenwich, CT 06830
Austin, TX 78746

Parametric Risk Advisors, LLC (for Aspiriant Risk-Managed Global Equity Fund only)
274 Riverside Avenue
Westport, CT 06880

Aperio Group, LLC (for Aspiriant Risk-Managed Global Equity Fund only)
Three Harbor Drive
Suite 315
Sausalito, California 94965

Equity Investment Corporation (for Aspiriant Risk-Managed Global Equity Fund only)
3007 Piedmont Road, NE
Atlanta, GA 30305

Nuveen Asset Management, LLC (for Aspiriant Income Opportunities Fund only)
333 West Wacker Drive
Chicago, IL 60606

8

(d)	Principal Underwriter:
UMB Distribution Services, LLC
235 W Galena Street
Milwaukee, WI 53212

(e)	Custodian:
JP Morgan Chase Bank, N.A.
Seaport Center
70 Fargo Street
Boston, MA 02210-1950

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, State of California on this 15th day of June 2015.

Aspiriant Trust

/s/ Robert J. Francais
Robert J. Francais
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Robert J. Francais	Trustee and President	June 15, 2015
Robert J. Francais

Bret Magpiong*	Treasurer	June 15, 2015
Bret Magpiong

Michael D. LeRoy*	Trustee	June 15, 2015
Michael D. LeRoy

Robert D. Taylor*	Trustee	June 15, 2015
Robert D. Taylor

Bob Wagman*	Trustee	June 15, 2015
Bob Wagman

Karyn Williams*	Trustee	June 15, 2015
Karyn Williams

*	/s/ Robert J. Francais
Robert J. Francais
Attorney-in-fact pursuant to power of attorney

10

Exhibit Index

Exhibit Number	Exhibit Name

(d)(2)	Amendment dated December 15, 2014 to the Investment Advisory Agreement

(d)(3)	Amendment No. 2 dated May 1, 2015 to the Investment Advisory Agreement

(d)(5)	Amendment dated November 1, 2014 to Investment Subadvisory Agreement between Aspiriant, LLC and AQR Capital Management, LLC

(d)(7)	Amendment dated November 1, 2014 to Investment Sub-Advisory Agreement between Aspiriant, LLC and Parametric Risk Advisors, LLC

(d)(8)	Investment Sub-Advisory Agreement dated November 25, 2014 between Aspiriant, LLC and Aperio Group, LLC

(d)(9)	Investment Sub-Advisory Agreement dated March 25, 2015 between Aspiriant, LLC and Equity Investment Corporation

(d)(10)	Investment Sub-Advisory Agreement dated June 15, 2015 between Aspiriant, LLC and Nuveen Asset Management, LLC

(h)(9)	Amended Expense Limitation and Reimbursement Agreement dated July 25, 2013

(h)(10)	Amended Schedule A to the Amended Expense Limitation and Reimbursement Agreement

(i)(2)	Opinion and Consent of Morgan, Lewis & Bockius LLP

(n)	Rule 18f-3 Multiple Class Plan dated October 26, 2012, as amended January 16, 2013

(p)(5)	Code of Ethics of Aperio Group, LLC

(p)(6)	Code of Ethics of Equity Investment Corporation

(p)(7)	Code of Ethics of Nuveen Asset Management, LLC

11